FIRST EAGLE FUNDS

First Eagle Small Cap Opportunity Fund

1345 AVENUE OF THE AMERICAS

NEW YORK, NEW YORK 10105

(800) 334-2143

SUPPLEMENT DATED JUNE 17, 2026

TO SUMMARY PROSPECTUS DATED MARCH 1, 2026,

PROSPECTUS DATED MARCH 1, 2026, AS REVISED MAY 15, 2026,

AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2026, AS REVISED MAY 15, 2026,

EACH AS MAY BE FURTHER AMENDED OR SUPPLEMENTED

This Supplement is intended to highlight certain changes to the Summary Prospectus, Prospectus and Statement of Additional Information of First Eagle Small Cap Opportunity Fund (the “Fund”). Please review these matters carefully.

Reduction of Class R6 Expense Limitation

Effective June 17, 2026, First Eagle Investment Management, LLC (the “Adviser”) has contractually agreed to reduce the expense limitation applicable to Class R6 shares of the Fund from 1.00% to 0.87% of average net assets and to extend that expense limitation through February 28, 2028.

The following replaces the fee table and footnotes under the heading “Fees and Expenses of the Small Cap Fund” in the Summary Prospectus and Prospectus:

	Class A	Class C	Class I	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases (as a percentage of public offering price)	5.00	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of your purchase or redemption price)	1.00*	1.00	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees**	0.85	0.85	0.85	0.85
Distribution and/or Service (12b-1) Fees	0.25	1.00	None	None
Other Expenses	0.14	0.15	0.18	0.08
Total Annual Operating Expenses (%)	1.24	2.00	1.03	0.93
Fee Waiver and/or Expense Reimbursement**	None	None	-0.03	-0.06
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement (%)	1.24	2.00	1.00	0.87

* A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

** First Eagle Investment Management, LLC (the “Adviser”) has contractually agreed to waive and/or reimburse certain fees and expenses of Classes A, C, I and R6 so that the total annual operating expenses (excluding interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, dividend and other expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of each class are limited to 1.25%, 2.00%, 1.00% and 0.87% of average net assets, respectively. The undertakings for Classes A, C and I last until February 28, 2027, and the undertaking for Class R6 lasts until February 28, 2028. These undertakings may not be terminated during their respective terms without the consent of the Board of Trustees. The Fund has agreed that each of Classes A, C, I and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 1.25%, 2.00%, 1.00% and 0.87% of the class’ average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

The following replaces the Class R6 line in the “Example” table under the heading “Fees and Expenses of the Small Cap Fund” in the Summary Prospectus and Prospectus:

Share Status	1 Year	3 Years	5 Years	10 Years
Class R6 Sold or Held	$89	$286	$504	$1,133

The following replaces footnote ** to the advisory fee table under the heading “Fund Management – The Adviser” in the Prospectus:

** The Adviser has contractually agreed to waive and/or reimburse certain fees and expenses of Classes A, C, I and R6 so that the total annual operating expenses (excluding interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, dividend and other expenses relating to short sales, and extraordinary expenses, if any) (“annual operating expenses”) of each class are limited to 1.25%, 2.00%, 1.00% and 0.87% of average net assets, respectively. The undertakings for Classes A, C and I last until February 28, 2027, and the undertaking for Class R6 lasts until February 28, 2028. These undertakings may not be terminated during their respective terms without the consent of the Board of Trustees. The Fund has agreed that each of Classes A, C, I and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) 1.25%, 2.00%, 1.00% and 0.87% of the class’ average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

The following replaces the Small Cap Fund Class R6 line in the table under the heading “Investment Advisory and Other Services – Contractual Expense Limitations” in the Statement of Additional Information:

Fund	Class	Limitation Period	Expense Limitation
Small Cap Fund	R6	February 28, 2028	0.87%

* * * *

The information in this Supplement modifies (and if inconsistent, replaces) information contained in the Summary Prospectus, Prospectus and Statement of Additional Information, each as amended or supplemented. Except as noted above, no other provisions of the Summary Prospectus, Prospectus or Statement of Additional Information are modified by this Supplement.

Please retain this Supplement with your Summary Prospectus, Prospectus and Statement of Additional Information for future reference.